Exhibit 10(f)

                                       FIRST AMENDMENT

                                              TO

                                    TAX SHARING AGREEMENT

        THIS FIRST AMENDMENT TO TAX SHARING AGREEMENT, dated as of May 16. 1995
(this "First Amendment"), is by and among B.F. Saul Real Estate Investment Trust
(the "Trust"), each of the companies listed on Schedule A hereto (the
"Subsidiaries"), Chevy Chase Bank, F.S.B. (the "Bank"). and each of the companies listed on Schedule B hereto (the "Bank Subsidiaries"). The Trust, the
Subsidiaries, the Bank and the Bank Subsidiaries may be referred to individually as a "party" to this First Amendment and collectively as the "parties" to this
First Amendment.

                                     W I T N E S S E T H:

        WHEREAS, the parties to this First Amendment also constitute all of the parties to the TAX SHARING AGREEMENT dated as of June 28, 1990, as may be amended from time to time (the "Tax Sharing Agreement");

        WHEREAS, the parties hereto join in the filing of a consolidated federal income tax return of the affiliated group, within the meaning of Section 1504(a)
of the Internal Revenue Code of 1986. as amended, of which the Trust is the common parent (the "Group");

        WHEREAS, the parties hereto desire to amend the Tax Sharing Agreement as provided herein;

        NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto agree as follows

Section 1. Definitions. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Tax Sharing Agreement.

Section 2. Treatment of Bank and Bank Subsidiaries as Single Entity. The Bank's
rights and obligations under the Tax Sharing Agreement at any time shall be determined as if the Bank, together with the Bank Subsidiaries and all other service corporations and subsidiaries that are owned, directly or indirectly, by the Bank and are members of the Group (collectively, the "Bank Group"), are a single entity for federal income tax purposes. For all purposes of the Tax
Sharing Agreement, the Bank Group shall be treated as a Member of the Group, all references to the Bank shall mean the Bank Group, and all payments due from or to be made to the Bank Group shall be due from or made to the Bank. None of the
Bank Subsidiaries or other service corporations or subsidiaries that are in the
Bank Group shall have any right or obligation under the Tax Sharing Agreement.

Section 3. Effectiveness. The amendments provided for by this First Amendment shall be effective as of the date the Tax Sharing Agreement was originally executed.

Section 4. Tax Sharing Agreement in Full Force and Effect as Amended. Except as
specifically amended hereby, the Tax Sharing Agreement shall remain in full force and effect All references to the Tax Sharing Agreement in any other document or instrument shall be deemed to mean the Tax Sharing Agreement as amended by this First Amendment. This First Amendment shall not constitute a novation of the Tax Sharing Agreement, but shall constitute an amendment thereof

Section 5. Other Agreements. The parties hereto acknowledge that the Bank's ability to make payments pursuant to the Tax Sharing Agreement is limited by, and conditioned upon compliance with the terms of, (i) the Written Agreement dated September 30, 1991, as amended on October 29, 1993, by and between the
Bank and the Office of Thrift Supervision and (ii) the Security Agreement dated
September 24. 1993. as amended on October 20, 1994, by and between the Trust and the Bank.

Section 6. Counterparts. This First Amendment may be executed in any number of copies, and by different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument.

                          B.F.  SAUL REAL ESTATE INVESTMENT
                               TRUST

                          By  /s/ Ross E. Heasley
                              ----------------------------------------------
                               Ross E.  Heasley
                               Vice President

                          CHEVY CHASE BANK, F.S.B.  formerly CHEVY
                               CHASE SAVINGS BANK. F.S.B.

                          By   /s/ Stephen R. Halpin, Jr.
                               --------------------------------------
                               Executive Vice President

                          B.F.  SAUL MORTGAGE COMPANY

                          By   /s/ Katherine Palmer
                               --------------------------------------
                               Katherine Palmer
                               Vice President

                          BRAMBLETON LAND CORPORATION,
                               formerly GLADE DRIVE
                               DEVELOPMENT CORPORATION

                          By   /s/ Katherine Palmer
                               --------------------------------------
                               Katherine Palmer
                               Vice President

                          C.I.G INTERNATIONAL, LIMITED, formerly     GROUP
                          INVESTMENT CORPORATION

                          By:  /s/ Katherine Palmer
                               --------------------------------------
                               Katherine Palmer
                               Vice President

                          CCRE, INC.

                          By   /s/ Katherine Palmer
                               --------------------------------------
                               Katherine Palmer
                               Vice President

                          CHEVY CHASE BANK, F.S.B.  as
                               successor to LELAND CORPORATION

                          By   /s/ Stephen R. Halpin, Jr.
                               --------------------------------------
                               Stephen R. Halpin, Jr.
                               Executive Vice President

                          CHEVY CHASE BANK, F.S.B. as
                               successor to MANOR TRAVEL

                          By   /s/ Stephen R. Halpin, Jr.
                               --------------------------------------
                               Stephen R. Halpin, Jr.
                               Executive Vice President

                          CHEVY CHASE BANK, F.S.B., as
                               successor to MIC REALTY        CORPORATION

                          By   /s/ Stephen R. Halpin, Jr.
                               --------------------------------------
                               Stephen R. Halpin, Jr.
                               Executive Vice President

                          CHEVY CHASE INSURANCE AGENCY.  INC

                          By   /s/ Katherine Palmer
                               --------------------------------------
                               Katherine Palmer
                               Vice President

                          CHEVY CHASE MORTGAGE COMPANY.
                               formerly GOVERNMENT MORTGAGE   CORPORATION

                          By   /s/ Katherine Palmer
                               --------------------------------------
                               Katherine Palmer
                               Vice President

                          CHEVY CHASE SECURITIES, INC.

                          By   /s/ Katherine Palmer
                               --------------------------------------
                               Katherine Palmer
                               Vice President

                          MANOR INVESTMENT COMPANY

                          By   /s/ Katherine Palmer
                               --------------------------------------
                               Katherine Palmer
                               Vice President

                          NORTH ODE STREET DEVELOPMENT CORPORATION

                          By   /s/ Katherine Palmer
                               --------------------------------------
                               Katherine Palmer
                               Vice President

                          RONAM CORPORATION, INC

                          By   /s/ Katherine Palmer
                               --------------------------------------
                               Katherine Palmer
                               Vice President

                          AVENEL EXECUTIVE PARK, PHASE II.  INC.

                          By   /s/ Katherine Palmer
                               --------------------------------------
                               Katherine Palmer
                               Vice President

                          B.F. SAUL REAL ESTATE INVESTMENT TRUST, as
                          successor to 625
                          CORPORATION

                          By   /s/ Ross E. Heasley
                               --------------------------------------
                               Ross E. Heasley
                               Senior Vice President

                          B.F.  SAUL REAL ESTATE INVESTMENT TRUST, as
                          successor to 898
                          CORPORATION

                          By   /s/ Ross E. Heasley
                               --------------------------------------
                               Ross E. Heasley
                               Senior Vice President

                          B.F.  SAUL REAL ESTATE INVESTMENT TRUST, as
                          successor to 8201
                          CORPORATION

                          By   /s/ Ross E. Heasley
                               --------------------------------------
                               Ross E. Heasley
                               Senior Vice President

                          B.F.  SAUL REAL ESTATE INVESTMENT TRUST, as
                          successor to BFS FUNDING CORPORATION

                          By   /s/ Ross E. Heasley
                               --------------------------------------
                               Ross E. Heasley
                               Senior Vice President

                          B.F SAUL REAL ESTATE INVESTMENT
                          TRUST, as successor to CIRCLE 75
                          HEALTH CLUB, INC.

                          By   /s/ Ross E. Heasley
                               --------------------------------------
                               Ross E. Heasley
                               Senior Vice President

                          B.F.  SAUL REAL ESTATE INVESTMENT TRUST, as
                          successor to CIRCLE 75 HOTEL CORP.

                          By   /s/ Ross E. Heasley
                               --------------------------------------
                               Ross E. Heasley
                               Senior Vice President

                          B.F.  SAUL REAL ESTATE INVESTMENT TRUST, as
                          successor to DULLES HOSPITALITY CORP.

                          By   /s/ Ross E. Heasley
                               --------------------------------------
                               Ross E. Heasley
                               Senior Vice President

                          B.F. SAUL REAL ESTATE INVESTMENT TRUST, as
                          successor to PDS
                          DEVELOPMENT CORPORATION

                          By   /s/ Ross E. Heasley
                               --------------------------------------
                               Ross E. Heasley
                               Senior Vice President

                          B.F. SAUL REAL ESTATE INVESTMENT TRUST, as
                          successor to PERIMETER HOTEL CORP.

                          By   /s/ Ross E. Heasley
                               --------------------------------------
                               Ross E. Heasley
                               Senior Vice President

                          B.F.  SAUL REAL ESTATE INVESTMENT TRUST, as
                          successor to SATELLITE BLVD.  HOTEL CORP.

                          By   /s/ Ross E. Heasley
                               --------------------------------------
                               Ross E. Heasley
                               Senior Vice President

                          B.F.  SAUL REAL ESTATE INVESTMENT TRUST, as
                          successor to THE CHASE RESTAURANTS, INC.

                          By   /s/ Ross E. Heasley
                               --------------------------------------
                               Ross E. Heasley
                               Senior Vice President

                          B.F.  SAUL REAL ESTATE INVESTMENT TRUST, as
                          successor to TOWN
                          CENTRE CORPORATION

                          By   /s/ Ross E. Heasley
                               --------------------------------------
                               Ross E. Heasley
                               Senior Vice President

                          COMMERCE CENTER DEVELOPMENT CORP.

                          By   /s/ Ross E. Heasley
                               --------------------------------------
                               Ross E. Heasley
                               Senior Vice President

                          CRYSTAL CITY HOSPITALITY CORP

                          By   /s/ Ross E. Heasley
                               --------------------------------------
                               Ross E. Heasley
                               Senior Vice President

                          DEARBORN CORPORATION

                          By   /s/ Ross E. Heasley
                               --------------------------------------
                               Ross E. Heasley
                               Senior Vice President

                          DULLES AIRPORT HOTEL CORP

                          By   /s/ Ross E. Heasley
                               --------------------------------------
                               Ross E. Heasley
                               Senior Vice President

                          FLAGSHIP CENTRE CORPORATION

                          By   /s/ Ross E. Heasley
                               --------------------------------------
                               Ross E. Heasley
                               Senior Vice President

                          MHC AIRPORT INN, INC.

                          By   /s/ Ross E. Heasley
                               --------------------------------------
                               Ross E. Heasley
                               Senior Vice President

                          MHC CORPORATION

                          By   /s/ Ross E. Heasley
                               --------------------------------------
                               Ross E. Heasley
                               Senior Vice President

                          NVA DEVELOPMENT CORPORATION

                          By   /s/ Ross E. Heasley
                               --------------------------------------
                               Ross E. Heasley
                               Senior Vice President

                          PEACHTREE/NORTHEAST CORP

                          By   /s/ Ross E. Heasley
                               --------------------------------------
                               Ross E. Heasley
                               Senior Vice President

                          PUEBLO HOTEL CORP.

                          By   /s/ Ross E. Heasley
                               --------------------------------------
                               Ross E. Heasley
                               Senior Vice President

                          ROCHESTER AIRPORT HOTEL CORP.

                          By   /s/ Ross E. Heasley
                               --------------------------------------
                               Ross E. Heasley
                               Senior Vice President

                          SCOPE HOSPITALITY CORPORATION

                          By   /s/ Ross E. Heasley
                               --------------------------------------
                               Ross E. Heasley
                               Senior Vice President

                          SHARONVILLE HOTEL CORPORATION

                          By   /s/ Ross E. Heasley
                               --------------------------------------
                               Ross E. Heasley
                               Senior Vice President

                          SULLYFIELD CORPORATION

                          By   /s/ Ross E. Heasley
                               --------------------------------------
                               Ross E. Heasley
                               Senior Vice President

                          TIMBER RESOURCES, INC.

                          By   /s/ Ross E. Heasley
                               --------------------------------------
                               Ross E. Heasley
                               Senior Vice President

                          TYSONS CORNER HOSPITALITY CORP.

                          By   /s/ Ross E. Heasley
                               --------------------------------------
                               Ross E. Heasley
                               Senior Vice President

                          800 BUILDING, INC.

                          By   /s/ Ross E. Heasley
                               --------------------------------------
                               Ross E. Heasley
                               Senior Vice President

                          900 CORPORATION

                          By   /s/ Ross E. Heasley
                               --------------------------------------
                               Ross E. Heasley
                               Senior Vice President

                          1100 CORPORATION

                          By   /s/ Ross E. Heasley
                               --------------------------------------
                               Ross E. Heasley
                               Senior Vice President

                          1113 CORPORATION

                          By   /s/ Ross E. Heasley
                               --------------------------------------
                               Ross E. Heasley
                               Senior Vice President

                                          SCHEDULE A

Avenel Executive Park, Phase II, Inc.
B.F.  Saul Real Estate Investment Trust, as successor to 625 Corporation
B.F.  Saul Real Estate Investment Trust, as successor to 898 Corporation
B.F.  Saul Real Estate Investment Trust, as successor to 8201 Corporation
B.F.  Saul Real Estate Investment Trust, as successor to BFS Funding Corporation
B.F.  Saul Real Estate Investment Trust, as successor to Circle 75 Health Club, Inc.
B.F.  Saul Real Estate investment Trust, as successor to Circle 75 Hotel Corp.
B.F.  Saul Real Estate Investment Trust, as successor to Dulles Hospitality Corp.
B.F.  Saul Real Estate Investment Trust, as successor to PDS Development Corporation
B.F.  Saul Real Estate Investment Trust, as successor to Perimeter Hotel Corp.
B.F.  Saul Real Estate Investment Trust, as successor to Satellite Blvd.  Hotel Corp.
B F.  Saul Real Estate Investment Trust, as successor to The Chase Restaurants, Inc.
B.F.  Saul Real Estate Investment Trust, as successor to Town Centre Corporation
Commerce Center Development Corp.
Crystal City Hospitality Corp.
Dearborn Corporation
Dulles Airport Hotel Corp.
Flagship Centre Corporation
MHC Airport Inn, Inc.
MIHC Corporation
NVA Development Corporation
Peachtree/Northeast Corp.
Pueblo Hotel Corp.
Rochester Airport Hotel Corp.
Scope Hospitality Corporation
Sharonville Hotel Corporation
Sullyfield Corporation
Timber Resources, lnc.
Tysons Corner Hospitality Corp.
800 Building, Inc.
900 Corporation
I 100 Corporation
1113 Corporation

                                          SCHEDULE B

B.F.  Saul Mortgage Company
Brambleton Land Corporation, formerly Glade Drive Development Corporation
C.I.G.  International, Limited, formerly Group Investment Corporation
CCRE.  Inc.
Chevy Chase Bank, F.S.B., as successor to Leland Corporation
Chevy Chase Bank, F.S.B., as successor to Manor Travel
Chevy Chase Bank, F.S.B., as successor to MIC Realty Corporation
Chevy Chase Insurance Agency, Inc.
Chevy Chase Mortgage Company, formerly Government Mortgage Corporation
Chevy Chase Securities, Inc.
Manor Investment Company
North Ode Street Development Corporation
Ronam Corporation, Inc.